UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): January 31, 2007

                        Alternative Loan Trust 2007-HY2
                        -------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-82

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

              Delaware                                  87-0698307
              --------                                  ----------
    (State or Other Jurisdiction                     (I.R.S. Employer
 of Incorporation of the depositor)        Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                       91302
---------------------                                    ----------
(Address of Principal                                    (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-  12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
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Item 8.01     Other Events.
              ------------

         On January 31, 2007, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2007-HY2 (the "Certificates"). The Certificates were issued on January 31, 2007. The Pooling and Servicing Agreement is attached as
Exhibit 4.1 hereto.



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

Section 9     Financial Statements and Exhibits
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Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

(a)  Financial statements of businesses acquired.
     -------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c)  Shell Company Transactions.
     --------------------------

(d) Exhibits.
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Exhibit No.       Description
-----------       -----------

4.1               Pooling and Servicing Agreement



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

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWALT, INC.


                                  By: /s/ Darren Bigby
                                      ----------------
                                  Name:   Darren Bigby
                                  Title:  Executive Vice President



Dated:  May 24, 2007



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

                                 Exhibit Index
                                 -------------



Exhibit
-------

4.1          Pooling and Servicing Agreement



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